Exhibit 10.1

AMENDMENT TO THE SETTLEMENT AGREEMENT AND OTHER COVENANTS EXECUTED ON SEPTEMBER 11, 2012	TERMO ADITIVO AO INSTRUMENTO PARTICULAR DE TRANSAÇÃO E OUTRAS AVENÇAS CELEBRADO EM 11 DE SETEMBRO DE 2012

By virtue of this private instrument and in conformity with any and all applicable laws, the Parties hereto:	Pelo presente instrumento particular e na melhor forma de direito, as Partes abaixo:

on the one side, hereinafter jointly referred to as the "Creditors",	de um lado e doravante denominados em conjunto simplesmente como os “Credores”,

ELDER MARCOS VIEIRA DA CONCEIÇÃO, Brazilian citizen, entrepreneur, enrolled before the Brazilian Taxpayers Registry under number (C.P.F./M.F.) under number 793.295.605-63, with address at Loteamento Varandas Tropicais, S/N, Lotes 10 a 13, Downtown, City of Lauro de Freitas, State of Bahia, Brazil, hereinafter referred to as “Marcos”; and	ELDER MARCOS VIEIRA DA CONCEIÇÃO, brasileiro, empresário, inscrito no C.P.F./M.F. sob o nº 793.295.605-63, com endereço comercial no Loteamento Varandas Tropicais, S/N, Lotes 10 a 13, Bairro Centro, Município de Lauro de Freitas, Estado da Bahia, Brasil, doravante denominado simplesmente “Marcos”; e

MÁRCIA CRISTINA VIEIRA DA CONCEIÇÃO ANTUNES, Brazilian citizen, entrepreneur, enrolled before the Brazilian Taxpayers Registry under number (C.P.F./M.F.) under number 507.932.685-91, with address at Alameda Praia de Tramandaí, nº 412, Condomínio Villa Costeira, Casa 31, Stella Mares neighborhood, City of Salvador, State of Bahia, Brazil, hereinafter referred to as “Márcia”; and	MÁRCIA CRISTINA VIEIRA DA CONCEIÇÃO ANTUNES, brasileira, empresária, inscrita no C.P.F./M.F. sob o nº 507.932.685-91, residente e domiciliada na Alameda Praia de Tramandaí, nº 412, Condomínio Villa Costeira, Casa 31, Bairro Stella Mares, Município de Salvador, Estado da Bahia, Brasil, doravante denominada simplesmente “Márcia”;

on the other side, hereinafter jointly referred to as the "Debtors",	de outro lado e doravante denominadas em conjunto simplesmente como as “Devedoras”

Lakeland Industries, Inc., Company duly organized under the laws of the State of Delaware, United States of America, with its head office located at 701 Koehler Avenue, suite 7, Ronkonkoma, NY, 117779-7410, herein represented by its Legal Representative, hereinafter referred to as “Lakeland Industries”; and	Lakeland Industries, Inc., sociedade constituída de acordo com as leis dos Estados Unidos da América, com sede em 701, Koehler Avenue, suite 7, Ronkonkoma, NY, 117779-7410, neste ato representada por seu representante legal, doravante denominada simplesmente “Lakeland Industries”; e

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LAKE BRASIL INDÚSTRIA E COMÉRCIO DE ROUPAS E EQUIPAMENTOS DE PROTEÇÃO INDIVIDUAL LTDA. (current corporate name of the former Lakeland Brasil S.A.), a company duly organized under the laws of Brazil, with its head office located at Rua Luxemburgo, 260, Lotes 82/83 – Bloco O, Loteamento Granjas Rurais, Salvador – BA, Brazil, 41230-130, enrolled before the Brazilian Taxpayers Registry (C.N.P.J./M.F.) under the Number 04.011.170/0001-22, herein represented by its Legal Representative, hereinafter referred to as “Lake Brasil”;	LAKE BRASIL INDÚSTRIA E COMÉRCIO DE ROUPAS E EQUIPAMENTOS DE PROTEÇÃO INDIVIDUAL LTDA. (atual denominação social da antiga Lakeland Brasil S.A.), sociedade constituída de acordo com as leis do Brasil, inscrita no C.N.P.J./M.F. sob o n° 04.011.170/0001-22, com sede na Rua Luxemburgo, nº 260, Lotes 82/83 – Bloco O, Município de Salvador, Estado da Bahia, CEP 41230-130, neste ato representada por seu representante legal, doravante denominada simplesmente “Lake Brasil”;

hereinafter jointly named “Parties” or severally named “Party”.	doravante conjuntamente designados “Partes” ou, individualmente, como “Parte”.

WITNESSETH	PREMISSAS

WHEREAS Parties executed on September 11, 2012 the Settlement Agreement and Other Covenants (the "Main Agreement"), upon which they agreed to end the disputes relating to the arbitral award in the arbitration procedure No. 35/2010 filed before the Arbitration and Mediation Center of the Brazil-Canada Chamber of Commerce (the "Arbitration Proceeding"); and	CONSIDERANDO que na data de 11 de setembro de 2012 as Partes celebraram o Instrumento Particular de Transação (doravante o “Contrato Principal”), por meio do qual acordaram pôr fim às pendências relacionadas à sentença arbitral proferida no procedimento arbitral nº 35/2010 instaurado perante o Centro de Arbitragem e Mediação da Câmara de Comércio Brasil-Canadá (doravante o “Procedimento Arbitral”); e

WHEREAS Parties intend to change some provisions of the Main Agreement, pursuant to the dispositions of its Section 22.	CONSIDERANDO que as Partes têm interesse em alterar algumas das condições acordadas no Contrato Principal, nos termos do disposto em sua cláusula 22ª;

NOW THEREFORE, Parties hereby agree to enter into this Amendment to the Main Agreement (the “Amendment”) upon the following terms and provisions, which are mutually agreed and accepted by Parties:	as Partes têm entre si certo e ajustado celebrar o presente Termo Aditivo ao Contrato Principal (doravante o “Termo Aditivo”), mediante as seguintes cláusulas e condições, que reciprocamente se outorgam e aceitam, a saber:

SECTION 1 - RENEGOTIATION OF PAYABLE AMOUNTS AND PAYMENT SCHEDULE	CLAUSULA 1ª - DA RENEGOCIAÇÃO DE VALORES E FORMA DE PAGAMENTO

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1.1. By means of this private instrument Creditors declare, acknowledge and confess that both have already received from Debtors, the total gross amount of R$5,000,000.00 (five million Brazilian Reals) and also US$2,250,000.00 (two million, two hundred and fifty thousand US dollars) as payment of the part of total amount agreed in Section 2.1 of the Main Agreement and, by virtue of this, hereby fully, irrevocably and irreversibly releases the Debtors from all those amounts already paid by them, and the Debtors, irrevocably and irreversibly releases the Creditors from the obligations indicated in the Main Agreement, until now.	1.1. Por meio deste Instrumento os Credores declaram, reconhecem e confessam haver recebido das Devedoras, até o presente momento, o montante bruto total de R$5.000.000,00 (cinco milhões de reais) e de US$2.250.000,00 (dois milhões e duzentos e cinquenta mil dólares norte-americanos), em pagamento de parte do total pactuado na Cláusula 2.1 do Contrato Principal e, quanto a estes valores pagos, os Credores outorgam irrestrita e irrevogável quitação, bem como as Devedoras declaram terem os Credores cumprido todas as obrigações constantes do Contrato Principal exigíveis até a presente data.

1.2. Therefore, Parties grant each other a complete, general, irreversible and irrevocable release related to the obligations indicated in the Main Agreement, until now.	1.2. Dessa forma, outorgam-se reciprocamente as Partes a mais ampla geral irrestrita e irrevogável quitação em relação às obrigações constantes do Contrato Principal exigíveis até a presente data.

1.3. The Parties recognize that remains a balance due in the total amount of US$3,750,000.00 (three million seven hundred and fifty US dollars) (the "Outstanding balance").	1.3. As Partes reconhecem ainda restar um saldo devedor a vencer no montante total de US$3.750.000,00 (três milhões e setecentos e cinquenta dólares norte-americanos) (doravante o “Saldo Devedor”).

1.4. By means of this Amendment, Parties agree, by mutual consent, to renegotiate the amount and the payment schedule of the Outstanding balance, which should be fully settled by a single payment in the gross amount of US$3,413,000.00 (three million four hundred thirteen US dollars), fully due on 30 June 2015, which shall be paid by the Debtors, by means of deposits into the bank accounts in name of the Creditors, as informed in Section 2.2 of the Main Agreement, at the rate of 50% (fifty percent) of the aforementioned value for each of the Creditors.	1.4. Por meio do presente Termo Aditivo as Partes resolvem, por mútuo consenso, repactuar o valor, a forma e o termo de adimplemento do Saldo Devedor, o qual deverá ser integralmente quitado mediante um único pagamento, no valor bruto total de US$3,413,000.00 (três milhões, quatrocentos e treze mil dólares norte-americanos), com vencimento em 30 de junho de 2015, a ser integralmente quitado pelas Devedoras, mediante depósito fracionado nas contas bancárias dos Credores informadas na Cláusula 2.2 do Contrato Principal, na proporção de 50% (cinquenta por cento) do aludido valor para cada um dos Credores.

1.5. In the event that the Debtors do not pay the amount due within the maturity date mentioned in the Section 1.4, by a single day or partial payment, this Amendment will lose all its effects, as it has never existed, re-establishing all provisions of the Main Agreement.	1.5. Na hipótese de inadimplemento do único pagamento estabelecido no item 1.4, incluindo a mora ainda que de apenas um dia ou de apenas um dos depósitos fracionados, o presente Termo de Aditamento perderá todos os seus efeitos, como se ele nunca tivesse existido, restabelecendo-se todas as disposições do Contrato Principal.

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1.6. Upon receipt of the total amount agreed pursuant to the provisions of Section 1.4 above, Creditors shall automatically grant to Debtors, the fullest, broadest, unrestricted, irrevocable release in relation to any obligations of the Debtors arising from the Arbitration Procedure or the Main Agreement or any other matter or event, abstaining to make any future complain against Debtors or their respective past or present officers, directors, parents, subsidiaries, affiliates, partners, employees, representatives and managers, from all types of actions, causes of action, contracts and covenants, whether express or implied, which Creditors now have, have ever had, or may at any time hereafter have Against Debtors.	1.6. Mediante o recebimento do montante acordado nos termos do item 1.4 acima, os Credores outorgarão às Devedoras, de forma automática, a mais ampla, geral, irrestrita e irrevogável quitação em relação a toda e qualquer obrigação das Devedoras decorrentes do Procedimento Arbitral, do Contrato Principal e de qualquer outro fato ou evento, seja ele passado, presente ou futuro, para nada mais reclamar das Devedoras, seus executivos e diretores (passados ou presentes), suas controladoras, suas subsidiárias, suas afiliadas, seus sócios, seus empregados, seus representantes e seus administradores, seja a que título for, inclusive em relação a ações e causas de pedir, contratos e acordos, sejam eles escritos ou tácitos, que os Credores possam ter, ter tido ou vir a ter contra os Devedores.

1.7.          In addition, upon receipt of the total amount agreed pursuant to the provisions of Section 1.4 above, Creditors do hereby commit to, within five (5) days from such receipt, deliver to Lake Brasil, Mr. Eduardo Fernandes Tavares, at Rua do Luxemburgo, 260, Lotes 83/84, Granjas Rurais, City of Salvador – BA, ZIP 41230-130, the correspondent Acquittance Letter, which is necessary for revoking the mortgage constituted pursuant to the provisions Section 2.3 of the Main Agreement, in accordance to Annex A.

1.8.          In the event that the Creditors fail to comply with the obligation assumed by them under the terms of this Section 1.7, they will automatically be subject to payment of a penalty in favor of Lake Brasil, in the amount of R$10,000.00 (ten thousand Brazilian reals) per day for the period they remain in default with such obligation.

1.7.          Também mediante o recebimento do montante acordado nos termos do item 1.4 acima, os Credores se comprometem a, no prazo máximo de 5 (cinco) dias a contar do respectivo recebimento, entregar à Lake Brasil, ao Sr. Eduardo Fernandes Tavares, na Rua do Luxemburgo, n° 260, Lotes 83/84, Granjas Rurais, Cidade de Salvador – BA, CEP 41230-130, o Termo de Quitação necessário para a solicitação da baixa da hipoteca instituída nos termos da Cláusula 2.3 do Contrato Principal, de acordo com a minuta constante do Anexo A.

1.8.          Na hipótese de os Credores deixarem de cumprir com a obrigação por eles assumida nos termos deste item 1.77, estes ficarão automaticamente sujeitos ao pagamento de uma multa em favor da Lake Brasil, no valor de R$10.000,00 (dez mil reais) por dia de atraso no cumprimento integral de tal obrigação.

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SECTION 2 - GENERAL PROVISIONS	CLAUSULA 2ª - DISPOSIÇÕES GERAIS

2.1. Any changes or alterations to the present Amendment shall only be valid and enforceable when entered into under the provisions of the law and in writing by the Parties hereto.	2.1. Quaisquer alterações ou modificações do presente Termo Aditivo só serão válidas e eficazes se procedidas nos termos da lei e por escrito entre as Partes.

2.2. Should any provision of this Amendment be declared invalid or unenforceable, such condition shall not affect the validity and enforceability of the other provisions herein contained.	2.2. A eventual invalidade ou ineficácia de qualquer das disposições deste Termo Aditivo não afeta a validade e eficácia das demais disposições nele contidas.

2.3. For all purposes and effects, the Parties do hereby declare that have carefully read all provisions of the present Amendment, which they fully understand and acknowledge, and that the content and extension of such provisions herein contained are perfectly clear to them.	2.3. As Partes declaram, para todos os efeitos, ter lido atentamente todas as disposições deste instrumento, as quais foram por eles perfeitamente entendidas e assimiladas, não mantendo qualquer dúvida sobre o conteúdo e extensão das condições deste Termo Aditivo.

2.4. The Parties confirm and acknowledge all other terms and dispositions of the Main Agreement that do not contravene the dispositions of this Amendment.	2.4. As Partes ratificam as demais cláusulas, termos e condições do Contrato Principal que não contrariem as disposições do presente Termo Aditivo.

2.5. In case of any doubt or misinterpretation, the Portuguese Language version of this Amendment shall prevail.	2.5. Na hipótese de qualquer dúvida ou erro de interpretação, a versão em língua portuguesa deste Termo Aditivo deve prevalecer.

IN WITNESS WHEREOF, the parties hereto have executed the Amendment herein in four (4) counterparts of equal content and form, in the presence of the witnesses below.	E, por assim estarem certas e ajustadas, assinam este instrumento em 4 (quatro) vias de igual teor e forma, na presença das testemunhas abaixo.

Sao Paulo, June 16th, 2015.	São Paulo, 16 de junho de 2015

/s/ Elder Marcos Vieira Da Conceicao

ELDER MARCOS VIEIRA DA CONCEIÇÃO

/s/ Marcia Cristina Vieira Da Conceicao Antunes

MÁRCIA CRISTINA VIEIRA DA CONCEIÇÃO ANTUNES

/s/ Gary Pokrassa – 18 June 2015

LAKELAND INDUSTRIES INC.

/s/ Eduardo Fernades Tavares – 18 June 2015

LAKE BRASIL INDÚSTRIA E COMÉRCIO DE ROUPAS E EQUIPAMENTOS DE PROTEÇÃO INDIVIDUAL LTDA.

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WITNESSES/TESTEMUNHAS:

1.

Name/Nome:

I.D./R.G.:

C.P.F./M.F.

2. ___________________________________________________

Name/Nome:

I.D./R.G.:

C.P.F./M.F.

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